FFC-1 P2 P4 09/14

SUPPLEMENT DATED SEPTEMBER 30, 2014

TO THE PROSPECTUS DATED MAY 1, 2014

OF

FRANKLIN FLEX CAP GROWTH VIP FUND

(a series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I.  The “Fund Summary – Annual Fund Operating Expenses” table beginning on page FFC-S1 in the Fund’s Class 2 prospectus is replaced with the following:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Class 2
Management fees[1,2]	1.00%
Distribution and service (12b-1) fees	0.25%
Other expenses[1,2]	0.16%
Total annual Fund operating expenses[1]	1.41%
Fee waiver and/or expense reimbursement[3]	-0.45%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1,3]	0.96%

1. Management fees and other expenses have been restated to reflect increased fees due to a decline in the assets of the Fund as a result of shareholder redemptions.

2. Management fees and other expenses have been restated to reflect current fiscal year fees and expenses as a result of the bundling of the Fund's investment management agreement with its fund administration agreement effective May 1, 2013. Such combined investment management fees are described further under "Management" in the Fund's prospectus. Total annual fund operating expenses are not affected by such bundling.

3. The investment manager has contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) do not exceed 0.71% until at least April 30, 2015. Contractual fee waiver and/or expense reimbursement agreements may not be terminated during the terms set forth above. Expenses included in the table above were restated to reflect the increased cap on operating expenses from 0.68% to 0.71% effective May 1, 2014.

II.  The “Fund Summary – Example” table beginning on page FFC-S1 in the Fund’s Class 2 prospectus is replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class 2	$ 98	$ 402	$ 728	$ 1,652

III.  The “Fund Summary – Annual Fund Operating Expenses” table beginning on page FFC-S1 in the Fund’s Class 4 prospectus is replaced with the following:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Class 4
Management fees[1,2]	1.00%
Distribution and service (12b-1) fees	0.35%
Other expenses[1,2]	0.16%
Total annual Fund operating expenses[1]	1.51%
Fee waiver and/or expense reimbursement[3]	-0.45%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1,3]	1.06%

1. Management fees and other expenses have been restated to reflect increased fees due to a decline in the assets of the Fund as a result of shareholder redemptions.

2. Management fees and other expenses have been restated to reflect current fiscal year fees and expenses as a result of the bundling of the Fund's investment management agreement with its fund administration agreement effective May 1, 2013. Such combined investment management fees are described further under "Management" in the Fund's prospectus. Total annual fund operating expenses are not affected by such bundling.

3. The investment manager has contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) do not exceed 0.71% until at least April 30, 2015. Contractual fee waiver and/or expense reimbursement agreements may not be terminated during the terms set forth above. Expenses included in the table above were restated to reflect the increased cap on operating expenses from 0.68% to 0.71% effective May 1, 2014.

IV. The “Fund Summary – Example” table beginning on page FFC-S1 in the Fund’s Class 4 prospectus is replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class 4	$ 108	$ 433	$ 781	$ 1,763

Please keep this supplement with your prospectus for future reference.

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